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                                                                    EXHIBIT 10.1

THE  BANK  OF NEW  YORK

                               385 RIFLE CAMP ROAD, WEST PATERSON, NJ 07424-0403

                                                   August 5, 2004

Mr. Frank V. Kimick
Vice President and Treasurer
Movado Group, Inc.
650 From Road
Paramus, New Jersey 07652

            Re: Line of Credit to Movado Group, Inc. (the "Company")

Dear Mr. Kimick:

      Reference is made to the letter dated August 20, 2001 from The Bank of New York (the "Bank") to Kennith C. Johnson concerning the line of credit that the Bank holds available to the Company, as modified by the letter dated August 14, 2002 from the Bank to Eugene J. Karpovich and the letter dated June 17, 2003 from the Bank to you (as so modified, the "Line of Credit Confirmation
Letter").

      This is to confirm that the date set forth in the second paragraph of the Line of Credit Confirmation Letter has been changed to "July 31, 2005".

      Except as set forth above, the terms of the Line of Credit Confirmation Letter remain in full force and effect without any other amendment, change or modification.

                                              Very truly yours,

                                              THE BANK OF NEW YORK

                                              By: /s/ Susan M. Graham
                                                  ------------------------------
                                                  Susan M. Graham
                                                  Vice President